UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2012

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2012, the Mohegan Tribal Gaming Authority (the “Authority”) posted on its website its Slot Machine Statistical Report for Mohegan Sun containing statistics relating to slot handle, gross slot win, gross slot hold percentage, slot win contribution, free promotional slot play contribution and weighted average number of slot machines. The Slot Machine Statistical Report includes these statistics on a monthly basis for the three months ended December 31, 2011 and the fiscal year ended September 30, 2011. A copy of the Slot Machine Statistical Report is furnished as an exhibit to this report on Form 8-K. This information also may be found on the Authority’s website at www.mtga.com, under “Investor Relations/Mohegan Sun Slot Report.” The Slot Machine Statistical Report is updated on a monthly basis on the Authority’s website.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this report:

99.1	Mohegan Sun Slot Machine Statistical Report for the three months ended December 31, 2011 and the fiscal year ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: January 13, 2012	By:	/s/ Bruce S. Bozsum
Bruce S. Bozsum
Chairman, Management Board